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                                                                    EXHIBIT 10.3


[BRASIL TELECOM LOGO]                                                [AOL LOGO]



              AGREEMENT FOR THE ASSIGNMENT OF ADVERTISING SPACE AND
                 OTHER COVENANTS BETWEEN AOL AND BRASIL TELECOM



Through this instrument, BRASIL TELECOM S.A. with its main place of business in the SIA/Sul, ASP, Lote "D", Bloco"B", Brasilia/DF, enrolled in the National Registry of Legal Entities of the Ministry of Finance-CNPJ/MF under n(0) 76.535.764/001-43, in this act represented pursuant to its Bylaws, by its undersigned representatives, hereinafter simply called "BRT" and on the other side AOL BRASIL LTDA, with its main place of business at Avenida Industrial, 600 -2(0) andar, in the city of Santo Andre, State of Sao Paulo, enrolled in the National Registry of Legal Entities of the Ministry of Finance- CNPJ/MF under n(0) 03.032.579/0001-62, in this act represented pursuant to its Articles of Association, by its undersigned legal representative, hereinafter simply called "AOL" and when jointly with "BRT", the "Parties",

WHEREAS AOL is a provider of Internet access and has an exclusive area for its subscribers'access ("AOL Service");

WHEREAS AOL is the holder of an access portal to the Internet registered under the domain name WWW.AOL.COM.BR and also of several sites which can be accessed through the portal (collectively the "PORTAL")

WHEREAS BRT is interested in conveying its brand and goods in the AOL Service and in the PORTAL;

In witness whereof, the parties enter into the present agreement of Assignment of Advertising Space ("Agreement"), which shall be governed by the following clauses and conditions:

FIRST CLAUSE - THE OBJECT

1.1. The present Agreement aims at setting forth the conditions through which BRT shall invest in advertising and marketing, during the period of time that this Agreement is in force, through the electronic media conveyed by AOL in its Service and Portal.

1.2. The Parties agree to carry out the present Agreement pursuant to the terms and conditions set forth herein, its exhibits and the legislation in force.



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          EXHIBIT I            AOL'S LIST OF PRODUCTS AND PRICES
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SECOND CLAUSE: PRICE, CONDITIONS AND FORM OF PAYMENT

2.1. BRT shall invest monthly in advertising and marketing in AOL Service and PORTAL, in accordance with what is described in item 1.1. above, a minimum amount, taxes included, that shall be monthly agreed upon between the Parties, duly documented in writing in a document called "Media Plan".

2.2. By virtue of what has been set forth in item 2.1 herein, AOL agrees to convey BRT's advertising material ("MATERIAL") in the electronic media through its PORTAL, as well as through AOL Service.

2.3. The MATERIAL conveyance through AOL's PORTAL and Service shall be carried out in accordance with the Media Plan to be agreed upon by the Parties monthly.

2.4. The Media Plan constitutes the document through which the Parties will define monthly the specific conditions of the MATERIAL conveyance, such as the conveyance price, the conveyance period and the form and place of the MATERIAL exhibition.

2.5. The MATERIAL conveyance shall comply with the same rules and policies that AOL offers to other advertisers, with the conditions set forth in this Agreement and shall further comply with the specific terms and conditions set forth in the Media Plan.

2.6. The payment of the amounts due to AOL for the MATERIAL conveyance shall be effected in up to [**] days, by BRT, after the attested receipt of the invoice issued by AOL.

         2.6.1. BRT shall effect the payment of the amounts due to AOL, by force of this Agreement, by means of a deposit in the bank current account to be supplied by AOL, being that the respective deposit receipts shall have the value of proof of payment.

         2.6.2. In the assumption that the payments determined in this clause are not made on the agreed date, a [**] fine shall be levied on the amount of the due installment, plus interest on arrears of [**] percent ([**]%) per [**], calculated PRO RATA DIE.

2.7. The costs related to the creation of the MATERIAL are not included in the amount set forth in 2.1, neither are the commissions due to the advertising and marketing agencies, which, in case they are due, shall be BRT's responsibility.

2.8. The Parties shall meet at the end of each [**] month-period to re-assess the media conveyed and to make any necessary adjustments for the subsequent months, on the grounds of the report, being that they can even change the investment conditions established in clause 2.1, through an addendum.



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2.9. BRT shall bear all the amounts related to duties, taxes, contributions, rates, charges of any nature levied on the services set forth in this Agreement and due pursuant to the law, with no impairment of the obligations of the Parties to collect taxes, contributions, rates, charges of any nature to the public treasury, as set forth by the legislation in force. The Parties straightaway agree to present to the opposing Party, whenever requested, the respective proof of payment, being each Party responsible for the indemnifications and compensations for the losses it may eventually cause to the other Party or to third parties due to non-compliance with of the tax legislation. For such, AOL shall issue to BRT an invoice containing the amounts related to taxes levied on the operations set forth in this instrument.

THIRD CLAUSE - ADVERTISING CONVEYANCE IN THE PORTAL

3.1.The space to be assigned by AOL for the MATERIAL conveyance shall comply with the following:

         (i) AOL and BRT shall jointly define the channels and formats to be used, as well as the intensity and the conveyance period, in accordance with the specific needs, provided that AOL's space availability is respected.

         (ii) For the purpose of conveyance, the advertising formats shall comprise the already existing formats, the new ones that may arise, conveying BRT's products and services, provided that this has been agreed upon by the Parties.

         (iii) BRT, at its own exclusive discretion, shall define the MATERIAL content, and it can even use the space in AOL Service and Portal to convey advertising material of its controlling company or of any company controlled by or which is under BRT's common control, except in the cases of conveyance of advertising material of companies whose products and/or service compete with AOL's.

FOURTH CLAUSE - THE PARTIES' RESPONSIBILITIES.

4.1. AOL and BRT shall appoint their representatives who will be responsible for the management and implantation of the services set forth in this Agreement.

4.2. AOL is fully responsible for each and every information and services provided by the PORTAL, by AOL Service and by the sites under its title, agreeing to free from and to indemnify BRT for any damages arisen from or caused by the use of the PORTAL, of AOL Service and/or of the said sites, related to facts, people, features of products and services, among others.

4.3. BRT is responsible for the content of the MATERIAL conveyed by AOL, and it agrees to exempt AOL from any damage arisen from or caused by such content. BRT declares that it will comply with all the provisions of the legislation that regulates consume relationships, inclusive, but not limited to the Consumer Defense Code, in whatever is concerned with the services and products offered



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

and/or exhibited in the AOL Service and in the AOL Portal, which are its sole exclusive responsibility, agreeing to exempt of responsibility and to defend AOL in any lawsuit, claim or procedure filed by any consumer, as well as to indemnify AOL for any direct or indirect damages that they may eventually incur by virtue of the said lawsuits, claims or procedures.

FIFTH CLAUSE - VALIDITY

5.1. The present Agreement shall be in force for a term, counted as of its execution, being that it can be extended for equal periods in case there is written information of the interested Party to the other Party with a minimum advance of days from the end of the Agreement's validity.

SIXTH CLAUSE - TERMINATION

6.1. Any of the Parties can terminate the present Agreement, in the event of default by the other Party, of any clause or provision of the present Agreement, and provided that this is notified with a minimum advance of [**] ([**]) days and it is not remedied in this period, the default Party will automatically be subject to the payment of a non-compensatory fine, in the amount equivalent to [**] percent ([**] %) of the total amount of this Agreement, being the present Agreement terminated independently of any notice, notification or communication in writing, being that the violating Party shall be subject to the payment of eventual losses and damages.

6.2. Termination due to Bankruptcy/Insolvency. Any of the Parties can terminate this Agreement in the event that the other Party (a) fails to perform the ordinary businesses pertaining to the activities it exercises and that makes the object of this Agreement unviable; (b) becomes or declares itself insolvent, bankrupt or requests Chapter 11 reorganization, (c) is the object of any lawsuit related to its liquidation or insolvency (whether voluntary or involuntary).

6.3. Termination without cause of this Agreement by BRT's initiative is subject to previous written notification to AOL, with an advanced [**]-day ([**]) term and shall imply the payment of fine to AOL, to be calculated in the following way: multiplication of (a) the amount of the last invoice paid by BRT to AOL, on the grounds of this Agreement by (b) the number of the months still to go until the end of this Agreement. The amount of such a fine shall be paid in a maximum term of [**] ([**]) days calendar counted as of the end of the prior notice period. The delay in the payment of the fine shall give rise to the payment of interest in the average of [**] percent ([**]%) per month, PRO RATA DIE, calculated as of the payment due until the date of the effective payment and added of fine on arrears equivalent to [**] percent ([**]%) of the amounts in arrears.

SEVENTH CLAUSE - CONFIDENTIALITY

7.1. The Parties acknowledge that, during the course of this Agreement, certain confidential information can be disclosed to the other Party. Through the present, the Parties agree:

         (i) to take all the necessary steps to prevent the reproduction or disclosure of confidential information of the other Party, at least in form equivalent to the work they perform to protect



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                  their own information of exclusive ownership, during the
                  validity of this agreement and for a period of [**] ([**]) years after its end or termination;

         (ii) to keep the access to such confidential information of the other Party restricted to the smaller possible number of their employees;

         (iii) not to disclose such information to any third party or to any person except the ones who, due to the nature of their functions, need to know it.

         (iv) not to make use of said information for their own advantage or for the advantage of third parties;

         (v) to immediately stop making use of such information in the event of termination, resolution or end of this Agreement and of the agreements arisen from it, informing all its managers, employees, representatives, service providers and others involved, that the confidential information of the other Party's ownership can no longer be used.

         7.1.1. The term "Confidential Information", as used in this Instrument, means each and all information disclosed from one Party to the other, related to or not related to this Agreement, including its terms and conditions, particularly all the knowledge and information, inclusive methods, processes, costs spreadsheets, commercial offers, technological information, intellectual property, commercial secrets, accounting, financial, fiscal and other information, related to the activities of the Parties and which constitute their exclusive ownership.

7.2. The restrictions mentioned above regarding the use, disclosure of Confidential Information received by one Party from the other, do not apply to:

         (i) Information already known by the Receiving Party, with no restrictions regarding subsequent disclosures;

         (ii) Information lawfully obtained from third parties, with no restrictions regarding subsequent disclosures;

         (iii) Information independently carried out by the Receiving Party as of and subsequent to the disclosure date, as evidenced by written register;

         (iv) Information that, at the time when they were received, had already been considered as "public domain"; and

         (v) Information made available due to judicial order, compliance with the law or regulating norm of the national or foreigner financial market;



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EIGHTH CLAUSE - GENERAL PROVISIONS

8.1. The present Agreement and any rights and obligations arisen from it, cannot be assigned or in any way transferred to third parties, without the previous express consent of the other Party.

8.2. The Parties immediately agree that there being reciprocal credits, independently of their origin and their binding to the object of this Agreement, they can be cleared until their respective limits, being such clearance processed by means of a notification and consequent consent between the Parties. Said notification and consent shall be formalized in writing, in detailed specific way, indicating the credits to be cleared.

8.3. The boards responsible for this Agreement are the following:

         at AOL:

         Interactive Marketing DepartmentAv. Marginal do Rio Pinheiros, 5200 - Ed. Philadelphia - Bloco B 2o andar Sao Paulo - SP CEP: 05693-000
         Tel:  (11)  3759-7587
         Fax: (11)  3759-7475

         at BRT:

         Commercial Assistant Department
         SIA/Sul - ASP, Lote "D", Bloco "A" - 2(a) andar - Brasilia/DF CEP - 71.215-000
         Tel: (61) 415-8140
         Fax: (61) 415-1205

8.4. All the understandings between the Parties shall be in writing, except for eventual oral guidelines occurring due to emergencies, which shall be formalized by the Parties in a maximum of [**] hours subsequent to the occurrence of the fact.

8.5. Except for an express provision to the contrary, all the terms and conditions of the Agreement shall be due independently of notice or judicial or extra-judicial notifications.

8.6. Tolerance to eventual infractions of the other Party to the conditions set forth in the Agreement shall have no value as a precedent or renewal or yet as a renunciation to the rights that the legislation and the Agreement assure to each Party.

8.7. This Agreement binds the Parties and their successors, at any title.

8.8. Any mail related to this Agreement shall be forwarded to the aforementioned addresses through a system with receipt notice.



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NINTH CLAUSE - JURISDICTION

9.1. The County of Sao Paulo's Court is hereby elected, which will have the jurisdiction to settle the issues stemming from the execution of the present agreement, with the exclusion of any other, privileged as it may be.

In witness whereof, the Parties enter into the present Agreement of Assignment of Advertising Space in two (2) counterparts of equal form and content, each one being accepted as an original, in the presence of the two witnesses below.

                                                       Sao Paulo, April 1, 2003.

For AOL BRASIL LTDA:

/s/ MILTON CAMARGO
-----------------------------------
By:  Milton da Rocha Camargo
     President, AOL Brasil Ltda.


For BRASIL TELECOM S.A.


/s/ CARLOS GERALDO MAGALHAES                        /s/ MANUEL RIBEIRO FILHO
-----------------------------------                ----------------------------
By:   Carlos Geraldo Campas Magalhaes              By: Manuel Ribeiro Filho
      Director of Human Resources                      General Director, Brasil
                                                       Telecom S/A.


Witnesses:

------------------------------
Name:
Number of Enrollment in the Individual Taxpayers'Registry: [CPF]:______________

-----------------------------
Name:
Number of Enrollment in the Individual Taxpayers'Registry: [CPF]:______________



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                                    EXHIBIT I

                        LIST OF AOL'S PRODUCTS AND PRICES

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          Product                                     Price
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       banner/buttons
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   CPM AOL 468X60                                                  [**]
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   CPM AOL 234X60                                                  [**]
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   CPM AIM                                                         [**]
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   CPM ICQ*                                                        [**]
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   Editorial Links                                                 [**]
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           Pop Ups
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   Pop Up for the basis                                            [**]
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    Regionalized Pop Up                                            [**]
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   Pop Up channel                                                  [**]
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   Pop Up web                                                      [**]
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       Newsletters AOL
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   CPM  468X60                                                     [**]
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   CPM  120X60                                                     [**]
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   Editorial Links                                                 [**]
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         AOL Search
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   [**] terms in AOL                                               [**]
   Search
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   [**] terms in AOL                                               [**]
   Search + recommended
   Sites
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       Other products
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    Online Research                                                [**]
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    Customized webcards                                            [**]
   ([**] cards)
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   Hot site ([**] pages                                            [**]
   in rainman)
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   Slide-show                                                      [**]
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   Key word (for [**])                                             [**]
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   Chat Tool                                                       [**]
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   Messages Board                                                  [**]
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   Photograph Gallery                                              [**]
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          Easy map
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   CPM  468X60                                                     [**]
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   Segmented CPM  468X60                                           [**]
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   Layer ([**] month)                                              [**]
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   * CPM ICQ = US$ [**] (the price in REALS can be altered
   according to the exchange of the agreement's closing date).





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